UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: May 7, 2019

(Date of earliest event reported)

Garrison Capital Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	814-00878	90-0900145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1290 Avenue of the Americas, Suite 914 New York, New York		10104
(Address of Principal Executive Offices)		(Zip Code)

(212) 372-9590

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GARS	Nasdaq Global Select Market

Item 1.01. Entry into a Material Definitive Agreement.

On May 6, 2019, Garrison Capital Inc. (the “Company”) entered into the sixth amended and restated investment advisory agreement (the “Sixth Amended and Restated Investment Advisory Agreement”) with Garrison Capital Advisers LLC (the “Adviser”). The Sixth Amended and Restated Investment Advisory Agreement, which is effective beginning as of January 1, 2019, (i) reduced the “catch up” provision associated with the income-based component of the incentive fee from 100.00% to 50.00% (which had the effect of increasing the pre-incentive fee net investment income as a percentage of net asset value required for the Adviser to earn the full 20% income-based incentive fee from 2.1875% per quarter (8.75% annualized) to 2.9167% per quarter (11.67% annualized)) and (ii) restricted the payment of deferred incentive fees in excess of the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable look-back period for the incentive fee cap and deferral mechanism.

The other commercial terms of the Company’s existing investment advisory relationship with the Adviser, including the management fee component, remain unchanged.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Sixth Amended and Restated Investment Advisory Agreement, attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2019, the Company will host an earnings conference call to discuss its financial results for the first fiscal quarter ended March 31, 2019.  In connection therewith, the Company has posted an earnings presentation on the Company’s website (www.garrisoncapitalbdc.com).  A copy of this earnings presentation is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section.  The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 1, 2019, the Company held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved two proposals. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of 16,049,352 shares of common stock outstanding on the record date, March 6, 2019. The final voting results from the Annual Meeting were as follows:

Proposal 1. To elect two Class I directors of the Company who will each serve until the 2022 annual meeting of stockholders or until his successor is duly elected and qualifies.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joseph Tansey	6,157,871	1,640,985	859,745	4,042,847
Cecil Martin	6,137,505	1,660,896	860,200	4,042,847

Proposal 2. To ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions
10,961,787	229,329	1,510,332

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Sixth Amended and Restated Investment Advisory Agreement dated as of May 6, 2019, by and between Garrison Capital Inc. and Garrison Capital Advisers LLC.
99.1	Garrison Capital Inc., Earnings Presentation; First Quarter ended March 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRISON CAPITAL INC.

Date: May 7, 2019	By:	/s/ Daniel Hahn
	Name:	Daniel Hahn
	Title:	Chief Financial Officer and Treasurer